UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report:
January 15, 2008
(Date of earliest event reported)
THOMAS & BETTS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
Tennessee
(State or Other Jurisdiction of Incorporation)

1- 4682	22-1326940
(Commission File Number)	(IRS Employer Identification No.)
8155 T&B Boulevard
Memphis, Tennessee 38125
(Address of Principal Executive Offices)(Zip Code)
(901) 252-8000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     This amendment No. 1 amends the Current Report on Form 8-K of Thomas & Betts Corporation filed with the United States Securities and Exchange Commission on November 5, 2007, related to our acquisition of The Lamson & Sessions Co. This Form 8-K/A amends the Form 8-K filed November 5, 2007 to include the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and to include an exhibit under Item 9.01(d) of Form 8-K. The information previously reported in the Form 8-K filed November 5, 2007 is hereby incorporated by reference into this Form 8-K/A.
Item 8.01 — Other Events
     On January 15, 2008, Thomas & Betts Corporation issued a press release announcing its decision to divest the portfolio of polyvinyl chloride (PVC) and high-density polyethylene (HDPE) products recently acquired in the acquisition of The Lamson & Sessions Co. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 — Financial Statements and Exhibits
(a) Financial Statements of Businesses Acquired:
     The historical consolidated financial statements of The Lamson & Sessions Co. and Subsidiaries, including the consolidated balance sheets as of December 30, 2006 and December 31, 2005, and the related consolidated statements of income, shareholders’ equity and cash flows for each of the three fiscal years in the period ended December 30, 2006 are included in The Lamson & Sessions Co. Form 10-K for its fiscal year ended December 30, 2006 and incorporated herein by reference.
     The unaudited historical consolidated financial statements of The Lamson & Sessions Co. and Subsidiaries, including the consolidated balance sheets as of the second quarters ended 2007 and 2006 and the year ended 2006, the related consolidated statements of income for the second quarters ended and first half ended 2007 and 2006, and the related consolidated statements of cash flows for the first half ended 2007 and 2006 are included in The Lamson & Sessions Co. Form 10-Q for its fiscal quarter ended June 30, 2007 and incorporated herein by reference.
(b) Pro Forma Financial Information:
     The required pro forma financial information relating to Thomas & Betts Corporation acquisition of The Lamson & Sessions Co. is attached as Exhibit 99.2 to this Current Report on Form 8-K/A and is incorporated herein by reference.

Exhibits:

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP as Independent Registered Public Accounting Firm to The Lamson & Sessions Co.

99.1	Press Release issued by Thomas & Betts Corporation dated January 15, 2008.

99.2	Pro forma financial information relating to Thomas & Betts Corporation acquisition of The Lamson & Sessions Co.

99.3	Thomas & Betts Corporation Annual Report on Form 10-K for the year ended December 31, 2006, filed on February 23, 2007.*

99.4	Thomas & Betts Corporation Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2007, filed on August 7, 2007.*

99.5	The Lamson & Sessions Co. Annual Report on Form 10-K for the fiscal year ended December 30, 2006, filed on March 14, 2007.*

99.6	The Lamson & Sessions Co. Annual Report on Form 10-K/A (Amendment No. 1) for the fiscal year ended December 30, 2006, filed on April 30, 2007.*

99.7	The Lamson & Sessions Co. Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2007, filed on July 27, 2007.*

*	Previously filed.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thomas & Betts Corporation (Registrant)
By:	/s/ W. David Smith, Jr.
W. David Smith, Jr.
Assistant General Counsel and Assistant Secretary

Date: January 15, 2008

Exhibit Index

23.1	Consent of Ernst & Young LLP as Independent Registered Public Accounting Firm to The Lamson & Sessions Co.

99.1	Press Release issued by Thomas & Betts Corporation dated January 15, 2008.

99.2	Pro forma financial information relating to Thomas & Betts Corporation acquisition of The Lamson & Sessions Co.

99.3	Thomas & Betts Corporation Annual Report on Form 10-K for the year ended December 31, 2006, filed on February 23, 2007.*

99.4	Thomas & Betts Corporation Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2007, filed on August 7, 2007.*

99.5	The Lamson & Sessions Co. Annual Report on Form 10-K for the fiscal year ended December 30, 2006, filed on March 14, 2007.*

99.6	The Lamson & Sessions Co. Annual Report on Form 10-K/A (Amendment No. 1) for the fiscal year ended December 30, 2006, filed on April 30, 2007.*

99.7	The Lamson & Sessions Co. Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2007, filed on July 27, 2007.*

*	Previously filed.